First Eagle Overseas Variable Fund
Schedule of Investments
March 31, 2020 (unaudited)

Investments	Shares	Value ($)
COMMON STOCKS - 70.9%

Australia - 0.3%
Newcrest Mining Ltd.	69,511	954,575

Belgium - 1.1%
Groupe Bruxelles Lambert SA	39,971	3,144,964

Brazil - 1.0%
Ambev SA, ADR*	844,799	1,943,038
Cielo SA	831,169	710,223
		2,653,261
Canada - 5.7%
Agnico Eagle Mines Ltd.	25,159	1,004,358
Barrick Gold Corp.	158,764	2,908,556
Cenovus Energy, Inc.	15,138	30,579
Franco-Nevada Corp.	11,179	1,116,947
Imperial Oil Ltd.	190,307	2,151,485
Nutrien Ltd.	121,136	4,111,356
Power Corp. of Canada	129,812	2,088,356
Wheaton Precious Metals Corp.	77,349	2,129,418
		15,541,055
Chile - 0.9%
Cia Cervecerias Unidas SA, ADR	181,549	2,429,125

Denmark - 0.3%
ISS A/S	55,251	755,863

France - 7.8%
Cie de Saint-Gobain	82,744	1,985,479
Danone SA	112,879	7,224,057
Laurent-Perrier	22,658	1,875,351
Legrand SA	20,127	1,283,740
LVMH Moet Hennessy Louis Vuitton SE	724	265,528
Rexel SA	182,711	1,345,369
Saint Jean Groupe SA	1,267	30,742
Sanofi	47,863	4,143,735
Sodexo SA	39,505	2,652,968
Wendel SA	11,759	933,122
		21,740,091
Germany - 1.9%
Brenntag AG	20,994	762,757
FUCHS PETROLUB SE (Preference)	26,206	934,785
HeidelbergCement AG	45,738	1,954,069
Henkel AG & Co. KGaA (Preference)	19,824	1,585,556
		5,237,167
Hong Kong - 5.2%
CK Asset Holdings Ltd.	362,500	1,966,812
Great Eagle Holdings Ltd.	574,814	1,503,800
Guoco Group Ltd.	192,670	2,747,422
Hang Lung Properties Ltd.	412,011	830,837
Hongkong Land Holdings Ltd.	287,300	1,074,892
Hysan Development Co. Ltd.	428,760	1,384,638
Jardine Matheson Holdings Ltd.	86,580	4,357,739
Jardine Strategic Holdings Ltd.	18,900	422,390
		14,288,530
Ireland - 0.4%
CRH plc	38,164	1,035,566

Japan - 19.6%
As One Corp.	18,380	1,623,440
Chofu Seisakusho Co. Ltd.	53,485	1,257,255
Daiichikosho Co. Ltd.	61,630	1,649,351
FANUC Corp.	46,780	6,251,016
Hirose Electric Co. Ltd.	22,380	2,307,218
Hoshizaki Corp.	23,100	1,727,921
Hoya Corp.	13,460	1,144,524
Kansai Paint Co. Ltd.	82,580	1,566,373
KDDI Corp.	138,200	4,082,234
Keyence Corp.	7,000	2,250,588
Komatsu Ltd.	91,300	1,477,546
Mitsubishi Electric Corp.	194,800	2,379,719
Mitsubishi Estate Co. Ltd.	350,060	5,170,088
MS&AD Insurance Group Holdings, Inc.	74,100	2,067,474
Nagaileben Co. Ltd.	35,510	870,743
Nissin Foods Holdings Co. Ltd.	13,300	1,103,726
Olympus Corp.	21,264	306,527
Secom Co. Ltd.	65,460	5,414,082
Shimano, Inc.	17,160	2,447,245
SK Kaken Co. Ltd.	2,038	697,976
SMC Corp.	6,960	2,917,936
Sompo Holdings, Inc.	166,700	5,138,346
T Hasegawa Co. Ltd.	48,800	919,188
USS Co. Ltd.	7,900	108,329
Yokogawa Electric Corp.	300	3,589
		54,882,434
Mexico - 0.8%
Fomento Economico Mexicano SAB de CV, ADR	8,537	516,574
Fresnillo plc	154,429	1,268,756
Industrias Penoles SAB de CV	61,384	408,528
		2,193,858
Netherlands - 0.2%
HAL Trust	4,723	580,282

Norway - 1.1%
Orkla ASA	343,710	2,944,808

Singapore - 1.6%
ComfortDelGro Corp. Ltd.	548,010	583,539
Haw Par Corp. Ltd.	489,013	3,530,701
United Overseas Bank Ltd.	8,700	119,364
UOL Group Ltd.	48,600	222,973
		4,456,577

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
March 31, 2020 (unaudited)

Investments	Shares	Value ($)
South Korea - 3.9%
Fursys, Inc.	39,392	893,404
Hyundai Mobis Co. Ltd.	10,761	1,488,547
Kia Motors Corp.	53,315	1,122,223
KT&G Corp.	61,242	3,749,681
Lotte Confectionery Co. Ltd.	2,996	257,048
Lotte Corp.	17,807	348,804
NAVER Corp.	3,153	438,376
NongShim Co. Ltd.	6,038	1,427,057
Samsung Electronics Co. Ltd. (Preference)	41,586	1,355,190
		11,080,330
Sweden - 2.3%
Industrivarden AB, Class C	37,233	712,919
Investor AB, Class A	67,037	2,998,353
Investor AB, Class B	20,957	945,447
Svenska Handelsbanken AB, Class A*	200,446	1,653,099
		6,309,818
Switzerland - 4.1%
Cie Financiere Richemont SA (Registered)	64,454	3,445,316
Nestle SA (Registered)	57,219	5,857,382
Pargesa Holding SA	35,541	2,346,536
		11,649,234
Taiwan - 1.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	57,998	2,771,724

Thailand - 0.8%
Bangkok Bank PCL, NVDR	585,505	1,787,611
Thai Beverage PCL	1,194,792	505,456
		2,293,067
Turkey - 0.1%
AG Anadolu Grubu Holding A/S	191,062	403,604

United Kingdom - 8.4%
Berkeley Group Holdings plc	46,754	2,086,798
British American Tobacco plc	179,380	6,110,626
Diageo plc	36,217	1,148,424
GlaxoSmithKline plc	155,040	2,909,196
Hiscox Ltd.	70,211	799,568
Linde plc	13,458	2,334,130
Lloyds Banking Group plc	6,110,139	2,388,772
TechnipFMC plc	217,609	1,466,685
Unilever NV	69,540	3,417,981
WPP plc	86,540	588,380
		23,250,560
United States - 2.4%
Newmont Corp.	80,176	3,630,369
Royal Gold, Inc.	11,827	1,037,346
Willis Towers Watson plc	12,007	2,039,389
		6,707,104
TOTAL COMMON STOCKS (Cost $181,495,318)		197,303,597

Investments	Ounces	Value ($)
COMMODITIES - 11.5%

Gold bullion* (Cost $17,890,957)	20,340	32,114,683

Investments	Principal Amount ($)		Value ($)
FOREIGN GOVERNMENT SECURITIES - 2.8%

Indonesia - 0.2%
Republic of Indonesia
8.25%, 7/15/2021	IDR	10,534,000,000	666,241

Malaysia - 0.5%
Malaysia Government Bond
3.66%, 10/15/2020	MYR	648,000	150,966
3.42%, 8/15/2022	MYR	4,480,000	1,046,150
			1,197,116
Mexico - 0.3%
Mex Bonos Desarr Fix Rt
6.50%, 6/9/2022	MXN	15,730,000	664,370
8.00%, 12/7/2023	MXN	9,130,000	403,567
			1,067,937
Peru - 0.4%
Republic of Peru
8.20%, 8/12/2026(a)	PEN	3,122,000	1,130,972

Poland - 0.4%
Republic of Poland
2.50%, 4/25/2024	PLN	4,810,000	1,226,147

Singapore - 1.0%
Republic of Singapore
3.25%, 9/1/2020	SGD	1,882,000	1,337,909
2.25%, 6/1/2021	SGD	1,581,000	1,132,857
			2,470,766
TOTAL FOREIGN GOVERNMENT SECURITIES (Cost $8,271,041)			7,759,179

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 14.0%

COMMERCIAL PAPER - 12.9%
CenterPoint Energy, Inc.
2.75%, 4/1/2020(b)	10,672,000	10,671,181

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
March 31, 2020 (unaudited)

Investments	Principal Amount ($)	Value ($)
Engie SA
1.65%, 4/28/2020(a)(b)	2,000,000	1,998,144
Eni Finance USA, Inc.
1.80%, 5/14/2020(a)(b)	3,300,000	3,293,857
Entergy Corp.
2.25%, 4/1/2020(a)(b)	6,157,000	6,156,694
Export Development Corp.
1.65%, 5/4/2020(b)	3,300,000	3,296,282
General Motors Financial Co., Inc.
3.75%, 4/1/2020(b)	6,157,000	6,156,353
LVMH Moet Hennessy Louis Vuitton, Inc.
1.60%, 6/15/2020(b)	2,900,000	2,892,433
Nestle Finance International Ltd.
1.59%, 5/20/2020(a)(b)	1,391,000	1,388,707
TOTAL COMMERCIAL PAPER (Cost $35,849,925)		35,853,651
U.S. TREASURY OBLIGATIONS - 1.1%
U.S. Treasury Bills
0.81%, 9/10/2020(b) (Cost $2,989,065)	3,000,000	2,998,157

Investments	Shares	Value ($)
INVESTMENT COMPANIES - 0.0%(c)
JP Morgan U.S. Government Money Market Fund, Agency Shares 0.24% (d) (Cost $3,622)	3,622	3,622

TOTAL SHORT-TERM INVESTMENTS (Cost $38,842,612)		38,855,430

Total Investments - 99.2% (Cost $246,499,928)		276,032,889
Other Assets Less Liabilities - 0.8%		2,323,345
Net Assets - 100.0%		278,356,234

*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total value of all such securities at March 31, 2020 amounted to $13,968,374, which represents approximately 5.02% of net assets of the Fund.
(b)	The rate shown was the current yield as of March 31, 2020.
(c)	Represents less than 0.05% of net assets.
(d)	Represents 7-day effective yield as of March 31, 2020.

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
March 31, 2020 (unaudited)

Forward Foreign Currency Exchange Contracts outstanding as of March 31, 2020

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	721,000	USD	887,537	UBS AG	4/15/2020	$8,240
USD	1,922,714	EUR	1,718,000	UBS AG	4/15/2020	27,043
USD	953,285	GBP	721,000	UBS AG	4/15/2020	57,507
GBP	44,000	USD	54,197	HSBC Bank plc	5/13/2020	503
USD	2,426,689	EUR	2,171,000	HSBC Bank plc	5/13/2020	28,354
USD	1,182,268	GBP	903,000	HSBC Bank plc	5/13/2020	59,680
USD	1,046,630	GBP	803,000	Goldman Sachs	6/17/2020	47,883
Total unrealized appreciation						229,210
JPY	336,425,000	USD	3,167,933	UBS AG	4/15/2020	(37,333)
USD	3,124,391	JPY	336,425,000	UBS AG	4/15/2020	(6,210)
JPY	56,609,000	USD	534,345	HSBC Bank plc	5/13/2020	(6,816)
USD	3,459,270	JPY	374,979,000	HSBC Bank plc	5/13/2020	(35,086)
Total unrealized depreciation						(85,445)
Net unrealized appreciation						$143,765

Abbreviations
ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysia Ringgit
NVDR	Non-Voting Depositary Receipt
PEN	Peruvian Sol
PLN	Polish Zloty
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund

Schedule of Investments

March 31, 2020 (unaudited)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Auto Components	0.5%
Automobiles	0.4
Banks	2.1
Beverages	3.1
Building Products	0.7
Chemicals	3.8
Commercial Services & Supplies	2.5
Commodities	11.5
Construction Materials	1.1
Diversified Financial Services	4.1
Electrical Equipment	1.4
Electronic Equipment, Instruments & Components	1.6
Energy Equipment & Services	0.5
Entertainment	0.6
Food Products	6.9
Foreign Government Securities	2.8
Health Care Equipment & Supplies	0.8
Health Care Providers & Services	0.6
Hotels, Restaurants & Leisure	1.0
Household Durables	1.2
Household Products	0.6
Industrial Conglomerates	3.0
Insurance	4.3
Interactive Media & Services	0.2
IT Services	0.3
Leisure Products	0.9
Machinery	4.3
Media	0.2
Metals & Mining	5.2
Oil, Gas & Consumable Fuels	0.8
Personal Products	1.2
Pharmaceuticals	3.8
Real Estate Management & Development	4.4
Road & Rail	0.2
Semiconductors & Semiconductor Equipment	1.0
Specialty Retail	0.0 *
Technology Hardware, Storage & Peripherals	0.5
Textiles, Apparel & Luxury Goods	1.3
Tobacco	3.5
Trading Companies & Distributors	0.8
Wireless Telecommunication Services	1.5
Short-Term Investments	14.0
Total Investments	99.2%

* Less than 0.05%

See Notes to Schedule of Invesments.	(Continued)

First Eagle Overseas Variable Fund

Notes to Schedule of Investments (unaudited)

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At March 31, 2020, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the “Adviser”), a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”), manages the Fund. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company (“BCP CC Holdings GP”), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by The Blackstone Group, Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding or have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”). The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values.

Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in the U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, “securities”) held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation and Liquidity Committee (the “Committee”) to oversee the execution of the valuation and liquidity procedures for the Fund.

The following is a summary of the Fund’s inputs used to value the Fund’s investments as of March 31, 2020:

First Eagle Overseas Variable Fund

Description	Level 1	Level 2	Level 3	Total
Assets:†
Common Stocks	$33,508,684	$163,794,913 (a)	$–	$197,303,597
Commodities *	–	32,114,683	–	32,114,683
Foreign Government Securities	–	7,759,179	–	7,759,179
Short-Term Investments	3,622	38,851,808	–	38,855,430
Forward Foreign Currency Exchange Contracts**	–	229,210	–	229,210
Total	$33,512,306	$242,749,793	$–	$276,262,099

Liabilities:
Forward Foreign Currency Exchange Contracts**	$–	$(85,445)	$–	$(85,445)
Total	$–	$(85,445)	$–	$(85,445)

(a) The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note (b) for additional details.

† See Schedule of Investments for additional detailed categorizations.

* Represents gold bullion.

** Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the investment.

b)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund’s currency transactions include portfolio hedging on portfolio positions.

Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund’s portfolio. For the three-month period ended March 31, 2020, the average monthly outstanding currency purchased and/or sold in U.S. dollars for forward foreign currency exchange contracts totaled $4,704,167 and $22,909,373, respectively.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund’s custodian bank. These amounts are not reflected on the Fund’s Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At March 31, 2020, the Fund had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

			Derivative Gain (Loss) Recognized in Income
Risk Type	Asset Derivative Fair Value	Liability Derivative Fair Value	Net realized gains (losses)	Change in Appreciation (Depreciation)
Foreign currency	$229,210	$85,445	$257,290	$299,061

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of March 31, 2020:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Goldman Sachs	$47,883	$–	$(47,883)	$–
HSBC Bank plc	88,537	(41,902)	–	46,635
UBS AG	92,790	(43,543)	–	49,247
Total	$229,210	$(85,445)	$(47,883)	$95,882

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
HSBC Bank plc	$41,902	$(41,902)	$–	$–
UBS AG	43,543	(43,543)	–	–
Total	$85,445	$(85,445)	$–	$–

* The actual collateral received/pledged may be more than the amount reported due to over collateralization.